EXHIBIT 10.2

AMENDMENT NO. 4 dated as of February 15, 2005 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of December 15, 2003 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the “Borrowers”), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank, National Association (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the “Agent”), JPMorgan Chase Bank, National Association Toronto Branch (formerly known as JPMorgan Chase Bank, Toronto Branch) as Canadian Agent, Fleet National Bank, as Co-Syndication Agent and BIW Paribas, as Co-Syndication Agent (as the same may be amended, supplemented or otherwise modified, the “Credit Agreement”).

INTRODUCTORY STATEMENT

     The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.

     The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions herein set forth.

     Therefore, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

     (A) The definition of “2005 Convertible Subordinated Notes” appearing in Article 1 of the Credit Agreement is hereby amended by adding the clause “provided that the principal amount of the notes may be increased to $175,000,000 in the event the notes are over-subscribed” after the words “$150,000,000 in the aggregate” appearing therein.

     (B) Section 6.4 of the Credit Agreement is hereby amended by (a) deleting the proviso appearing in clause (xv) thereof and (b) adding a new clause (xix) at the end thereof that reads as follows: “(xix) the purchase of call options to hedge the Borrowers’ exposure in connection with the issuance of the 2005 Convertible Subordinated Notes which call options are to be settled on a net basis”.

     (C) Section 6.5 of the Credit Agreement is hereby amended by replacing clause (vii) thereof in its entirety with a new clause (vii) that reads as follows:

“(vii) stock buy-backs in an aggregate amount of $25,000,000 which amount shall be increased after the issuance of the 2005 Convertible Subordinated Notes to the lesser of (a) $75,000,000 and (b) 50% of the cash proceeds from the issuance of the 2005 Convertible Subordinated Notes net of all costs of the issuance and any associated costs of hedging arrangements provided that, (x) no Default or Event of Default shall be continuing after giving effect on a pro forma basis to such stock buy-backs and (y) to the extent that some or all of the stock buy-backs occur more than six months after the issuance of the 2005 Convertible Subordinated Notes, at the time of each such stock buy-back there must be Borrowing Base, as shown on the most recently delivered Borrowing Base Certificate, in excess of the Total Revolving Credit Commitments in an amount equal to or greater than the aggregate amount of all stock buy-backs occurring more than six months after the issuance of the 2005 Convertible Subordinated Notes.

     (D) Section 6.5 of the Credit Agreement is hereby further amended by adding a new clause (xii) at the end thereof that reads as follows: “(xii) payments for the purchase of call options to hedge the Borrowers’ exposure in connection with the issuance of the 2005 Convertible Subordinated Notes which call options are to be settled on a net basis”.

     (E) Section 6.7(b) of the Credit Agreement is hereby amended by deleting the proviso appearing at the end of clause (ii) thereof.

     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being herein called the “Effective Date”):

     (A) the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and the Required Lenders;

     (B) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Agent) due and payable by any Credit Party to the Agent and/or the Lenders; and

     (C) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

     Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date);

     (B) the receipt by the Agent of all fees as set forth in Section 5 of this Amendment; and

     (C) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     Section 5. Fees. The Borrowers agree to pay the Agent for the account of each of the Lenders who executes this Agreement by February 15, 2005, a fee equal to .25% of the Commitment of each such Lender under the Credit Agreement.

     Section 6. Further Assurances. At any time and from time to time, upon the Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

     Section 7. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

     Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof ”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 11. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

     Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

      IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

BORROWERS:

LIONS GATE ENTERTAINMENT CORP.

By	/s/ Wayne Levin

Name: WAYNE LEVIN
Title: EXEC. VP & GENERAL COUNSEL
BUSINESS & LEGAL AFFAIRS

LIONS GATE ENTERTAINMENT INC.

By	/s/ Wayne Levin

Name: WAYNE LEVIN
Title: EXEC. VP & GENERAL COUNSEL
BUSINESS & LEGAL AFFAIRS

GUARANTORS:

408376 B.C. LIMITED
AM PSYCHO PRODUCTIONS, INC.
ATTRACTION PRODUCTIONS LLC
BLUE PRODUCTIONS INC.
CINEPIX ANIMATION INC./ANIMATION
CINEPIX INC.
CINEPIX FILMS INC./FILMS CINEPIX INC.
CONFIDENCE PRODUCTIONS, INC.
COVEN PRODUCTIONS CORP.
CUBE FORWARD PRODUCTIONS CORP.
CUT PRODUCTIONS INC.
DEAD ZONE PRODUCTION CORP.
DEVILS REJECTS, INC.
FINAL CUT PRODUCTIONS CORP.
FIVE DAYS PRODUCTIONS CORP.
FRAILTY PRODUCTIONS, INC.
HIGH CONCEPT PRODUCTIONS INC.
HYPERCUBE PRODUCTIONS CORP.
KING OF THE WORLD PRODUCTIONS LLC
LG PICTURES INC.
LIONS GATE FILMS CORP.
LIONS GATE FILMS DEVELOPMENT CORP.
LIONS GATE FILMS INC.
LIONS GATE FILMS PRODUCTIONS
CORP./PRODUCTIONS FILMS LIONS
GATE S.A.R.F.
LIONS GATE MUSIC CORP.

LIONS GATE RECORDS, INC.
LIONS GATE STUDIO MANAGEMENT LTD.
LIONS GATE TELEVISION CORP.
LIONS GATE TELEVISION (ONTARIO) CORP.
LIONS GATE TELEVISION
               DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
LUCKY 7 PRODUCTIONS CORP.
MISSING PRODUCTIONS CORP.
MISSING PRODUCTIONS I CORP.
MISSING PRODUCTIONS II CORP.
MOTHER PRODUCTIONS CORP.
M WAYS PRODUCTIONS CORP.
M WAYS II PRODUCTIONS CORP.
PLANETARY PRODUCTIONS, LLC
PRESSURE PRODUCTIONS CORP.
PRISONER OF LOVE PRODUCTIONS CORP.
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
SHUTTERSPEED PRODUCTIONS CORP.
TERRESTRIAL PRODUCTIONS CORP.
VOID PRODUCTIONS CORP.
WEEDS PRODUCTIONS INC.
WIDOW PRODUCTIONS CORP.
WILDFIRE PRODUCTIONS INC.
WRITERS ON THE WAVE
3F SERVICES, INC.
ARIMA INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS, INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN MUSIC INC.
ARTISAN PICTURES INC.
ARTISAN RELEASING INC.
ARTISAN TELEVISION INC.
BD OPTICAL MEDIA, INC.
BL DISTRIBUTION CORP.
CAVE PRODUCTIONS, INC.
FHCL, LLC
FILM HOLDINGS CO.
FUSION PRODUCTIONS, INC.
LANDSCAPE ENTERTAINMENT CORP.
POST PRODUCTION, INC.
PUNISHER PRODUCTIONS, INC.
SCREENING ROOM, INC.

SILENT DEVELOPMENT CORP.
VESTRON INC.

By:	/s/ Wayne Levin

Name: WAYNE LEVIN
Title: EXEC. VP & GENERAL COUNSEL
BUSINESS & LEGAL AFFAIRS

BLAIR WITCH FILM PARTNERS LTD.
By: Artisan Filmed Productions Inc.
Its: General Partner

By:	/s/ Wayne Levin

Name: WAYNE LEVIN
Title: EXEC. VP & GENERAL COUNSEL
BUSINESS & LEGAL AFFAIRS

LENDERS:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, (formerly known as JPMorgan
Chase Bank), individually and as Administrative Agent

By	/s/ Garrett J. Verdone

Name: Garrett J. Verdone
Title: Senior Vice President
Address: 277 Park Avenue
16th Floor,
New York, NY 10172
Attention: Garrett Verdone
Facsimile: (212) 899-2893

BANK LEUMI USA

By	/s/ Jacques Delvoye

	Name:	Jacques Delvoye
	Title:	Vice President
	Address:	8383 Wilshire Blvd # 400
	Attention:	J. Delvoye
	Facsimile:	323 966 4250

BNP PARIBAS

By	/s/ Frederique Merhaut

	Name:	Frederique Merhaut
	Title:	Director
	Address:	725 S. Figueroa St. #2090
	Attention:	Los Angeles, CA 90017
	Facsimile:	Attn: Frederique Merhaut
Fax: 213-488-9602

By	/s/ Clive Bettles

	Name:	Clive Bettles
	Title:	Managing Director
	Address:	725 S. Figueroa St. #2090
	Attention:	Los Angeles, CA 90017
	Facsimile:	Attn: Clive Bettles
Fax: 213-488-9602

CITY NATIONAL BANK

By	/s/ ILLEGIBLE

	Name:	ILLEGIBLE
	Title:	Senior Vice President
Address:
Attention:
Facsimile:

FLEET NATIONAL BANK

By	/s/ Amy Peden

	Name:	Amy Peden
	Title:	Vice President
	Address:	335 Madison Ave, NY, NY 10023
Attention:
	Facsimile:	212-503-7173

ISRAEL DISCOUNT BANK OF NEW YORK

By	/s/ Alan B. Lefkowitz

	Name:	Alan B. Lefkowitz
	Title:	First Vice President
Address:
Attention:
Facsimile:

By	/s/ Lucas Ramirez

	Name:	Lucas Ramirez
	Title:	Assistant Vice President
Address:
Attention:
Facsimile:

JP MORGAN CHASE BANK N.A., TORONTO
BRANCH, individually and as Canadian Agent

By	/s/ Drew McDonald

	Name:	Drew McDonald
	Title:	Vice President
Address:
Attention:
Facsimile:

MANUFACTURERS BANK

By	/s/ Sandy Lee

	Name:	Sandy Lee
	Title:	Vice President
	Address:	515 S. Figueroa St.
Los Angeles, CA 90071
	Attention:	Sandy Lee
	Facsimile:	213-489-6028

U.S. NATIONAL BANK ASSOCIATION

By	/s/ Joan F. Stigliano

	Name:	Joan F. Stigliano
	Title:	Senior Vice President
Address:
Attention:
Facsimile:

SOCIETE GENERALE

By	/s/ Mark Vigil

	Name:	Mark Vigil
	Title:	Managing Director
	Address:	1221 Avenue of the Americas
New York, NY 10020
	Attention:	Mark Vigil
	Facsimile:	(212) 278-6146

THE LEWIS HORWITZ ORGANIZATION, a
division of Imperial Capital Bank

By	/s/ ILLEGIBLE

	Name:	ILLEGIBLE
Title:
Address:
Attention:
Facsimile:

UNION BANK OF CALIFORNIA, N.A.

By	/s/ Kin Cheng

	Name:	Kin Cheng
	Title:	AVP
	Address:	445 S. Figueroa St., 16th Fl.
Los Angeles, CA 90071
	Attention:	Danny Mandel
	Facsimile:	213-236-5852

WESTLB AG (formerly Westdeutsche Landesbank
Girozentrale), NEW YORK BRANCH

By	/s/ Stephan Kloock

	Name:	Stephan Kloock
	Title:	Managing Director
Address:
Attention:
Facsimile:

By	/s/ Bryan Rolfe

	Name:	Bryan Rolfe
	Title:	Managing Director
Address:
Attention:
Facsimile:

THE ROYAL BANK OF SCOTLAND PLC

By	/s/ Alexander Stewart Brown

	Name:	Alexander Stewart Brown
	Title:	As authorised signatory for The Royal Bank of Scotland PLC
	Address:	135 Bishopsgate, London EC2M
3UR, England
	Attention:	Jacqueline Baer O’Mahony
	Facsimile:	00 44 20 7085 3931